UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                      IDACORP, Inc. and Idaho Power Company
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

[Logo]  IDACORP
[Logo]  IDAHO POWER
        An IDACORP Company

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                          May 20, 2004, AT BOISE, IDAHO

                                                                  April 12, 2004
TO THE SHAREHOLDERS OF IDACORP, INC. AND IDAHO POWER COMPANY:

     Notice is hereby given that the Joint Annual Meeting of Shareholders of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("Idaho Power") will be held on May 20, 2004 at 10:00 a.m. local time at the Idaho Power Corporate Headquarters Building, 1221 West Idaho Street, Boise, Idaho, for the following purposes:

     1. to elect three Directors of IDACORP and Idaho Power for a three year term;

     2. to ratify the selection of Deloitte & Touche LLP as independent auditor for IDACORP and Idaho Power for the fiscal year ending December 31, 2004;

     3. to act upon a shareholder proposal requesting IDACORP to publish annually in the Proxy Statement an explanation of Board procedures governing donations to and a list of Board approved private foundations; and

     4. to transact such other business that may properly come before the meeting and any adjournment or adjournments thereof.

     Common shareholders of record of IDACORP and Idaho Power and holders of Idaho Power 4% Preferred Stock and 7.68% Series, Serial Preferred Stock, at the close of business on April 1, 2004, are entitled to vote at the meeting.

     All shareholders are cordially invited to attend the Joint Annual Meeting in person. Shareholders interested in attending in person must make a reservation by calling (800) 635-5406. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE YOUR PROXY PROMPTLY. It is important that your shares be represented at the meeting. Please vote your proxy, regardless of the size of your holdings, as promptly as possible. Any shareholder voting a proxy who attends the meeting may vote in person by revoking that proxy prior to or at the meeting.

                                  By Order of the Boards of Directors

                                  Robert W. Stahman
                                  Corporate  Secretary

                  TO SHAREHOLDERS WHO RECEIVE MULTIPLE PROXIES IF YOU OWN IDACORP COMMON STOCK OR IDAHO POWER PREFERRED STOCK OTHER THAN THE SHARES SHOWN ON THE ENCLOSED PROXY, YOU WILL RECEIVE A PROXY IN A SEPARATE ENVELOPE FOR EACH SUCH HOLDING. PLEASE VOTE EACH PROXY RECEIVED.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Notice of Annual Meeting................................................  1
Joint Proxy Statement...................................................  3
         General Information............................................  3
         Cost and Method of Solicitation................................  3
         Matters to be Voted Upon.......................................  3
         Record Date....................................................  3
         Outstanding Voting Securities..................................  3
         Voting.........................................................  4
         Secret Ballot..................................................  5
         Election of Directors..........................................  5
         The Boards of Directors and Committees.........................  8
         Corporate Governance........................................... 10
         Ratification of Appointment of Independent Auditor............. 12
         Report of the Audit Committees................................. 13
         Independent Accountant Billings................................ 14
         Shareholder Proposal........................................... 15
         Other Business................................................. 16
         Principal Shareholders......................................... 16
         Security Ownership of Directors and Executive Officers......... 17
         Compensation of Directors and Executive Officers............... 18
                  Report of the Compensation Committees................. 18
                  Summary Compensation Table............................ 21
                  Option/SAR Grants in Fiscal Year 2003................. 22
                  Aggregated Option/SAR Exercises....................... 22
                  Director Compensation................................. 23
                  Employment Contracts and Change of Control Agreements. 23
                  Performance Graph..................................... 24
                  Retirement Benefits................................... 25
         Annual Report.................................................. 26
         2005 Joint Annual Meeting of Shareholders...................... 26
Exhibits
         Exhibit A   Charter of the IDACORP Audit Committee
         Exhibit B   Audit Committee Policy for Pre-Approval of Independent
                     Auditor Services

                              JOINT PROXY STATEMENT

                                  IDACORP, Inc.
                               Idaho Power Company
                             1221 West Idaho Street
                                  P.O. Box 70
                             Boise, Idaho 83707-0070


GENERAL INFORMATION

     This Joint Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about April 12, 2004 and are provided to the shareholders of IDACORP and Idaho Power in connection with the solicitation of proxies on behalf of the Boards of Directors of IDACORP and Idaho Power for use at their Joint Annual Meeting of Shareholders and any adjournments or postponements thereof. The Joint Annual Meeting is scheduled to be held on May 20, 2004, at 10:00 a.m., local time, at the Idaho Power Corporate Headquarters Building, 1221 West Idaho Street, Boise, Idaho.

COST AND METHOD OF SOLICITATION

     The cost of soliciting proxies will be paid by IDACORP and Idaho Power. In order to be assured that a quorum of outstanding shares will be represented at the meeting, proxies may be solicited by officers and regular employees of IDACORP or Idaho Power, personally or by telephone, telegraph, fax, mail or other electronic means, without extra compensation. In addition, the solicitation of proxies from brokers, banks, nominees and institutional investors will be made by Georgeson Shareholder Communications, Inc. at a cost of approximately $4,000 plus out-of-pocket expenses. IDACORP and Idaho Power will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to beneficial owners.

MATTERS TO BE VOTED UPON

     As of April 12, 2004, the only known business to be presented at the 2004 Joint Annual Meeting of shareholders is as follows. Shareholders of IDACORP will vote on (1) the election of three Directors of IDACORP, (2) the ratification of the appointment of Deloitte & Touche LLP as independent auditors of IDACORP, and
(3) if presented, a shareholder proposal regarding publishing an explanation of the Board's procedures governing certain charitable contributions. Shareholders of Idaho Power will vote on (1) the election of three Directors of Idaho Power and (2) the ratification of the appointment of Deloitte & Touche LLP as independent auditors of Idaho Power. See "Other Business."

RECORD DATE

     The Boards of Directors have fixed April 1, 2004, as the date for the determination of shareholders of IDACORP and Idaho Power entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on April 1, 2004 will be entitled to vote at the meeting.

OUTSTANDING VOTING SECURITIES

     The outstanding voting securities of IDACORP as of the record date for the meeting are 38,165,800 shares of common stock, no par value, each share being entitled to one vote.

     As a result of the formation of the holding company on October 1, 1998, IDACORP holds 100% of the issued and outstanding shares of common stock of Idaho Power and approximately 94% of the total voting power of Idaho Power. The outstanding shares of Idaho Power's preferred stock were unchanged by the formation of holding company and continue to be outstanding shares. Holders of voting preferred stock of Idaho Power hold approximately 6% of Idaho Power's total outstanding voting power.

     The outstanding voting securities of Idaho Power as of the record date for the meeting are as follows: 39,150,812 shares of common stock, $2.50 par value, held by IDACORP, each share being entitled to one vote; 123,311 shares of 4% Preferred Stock, $100 par value, each share being entitled to twenty votes; and 150,000 shares of 7.68% Series, Serial Preferred Stock, $100 par value, each share being entitled to one vote. The aggregate voting power of outstanding voting securities for Idaho Power is 41,767,032 votes.

VOTING

     Shareholders of record may vote their proxies by telephone, through the Internet or by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.

     Shareholders whose shares are held by a bank or broker may be able to vote by telephone or through the Internet. Follow the instructions you receive from your bank or broker.

     Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies; such charges must be paid by the shareholder.

     IDACORP and Idaho Power have been advised by counsel that the procedures for Internet and telephone voting are consistent with the requirements of applicable law.

     Under the Idaho Business Corporation Act, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. Assuming a quorum of each company is present, the following votes are required for approval of each proposal at the Joint Annual Meeting:

     (i) Proposal No. 1 - directors of IDACORP and Idaho Power are elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election of directors for that company. Votes may be cast in favor or withheld; votes that are withheld will have no effect on the results.

     (ii) Proposal No. 2 - the ratification of the selection of an independent auditor for IDACORP and Idaho Power is approved where the votes cast within the voting group in favor exceed the votes cast opposing ratification for that company.

     (iii) Proposal No. 3 - a shareholder proposal regarding publishing annually an explanation of Board procedures governing certain charitable contributions is approved when the IDACORP votes cast within the voting group in favor exceed the votes cast against the proposal.

     Abstentions and broker non-votes, if any, will have no effect on the results with respect to Proposals 2 and 3.

     If no direction is given by a shareholder, properly executed proxies received will be voted FOR Proposal No. 1, election of the nominees for Directors, FOR Proposal No. 2, ratification of the selection of Deloitte & Touche LLP as independent auditor for the fiscal year 2004, and AGAINST Proposal No. 3, the shareholder proposal regarding publishing an annual explanation of Board procedures governing certain charitable contributions.

     While it is not expected that any of the nominees will be unable to qualify for or accept office, if for any reason one or more should be unable to do so, the proxies will be voted for nominees selected by the appropriate Board of Directors.

     A proxy may be revoked at any time before it is voted at the meeting. Any shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy by oral notice at that time. Otherwise, revocation of a proxy must be mailed to the Secretary of IDACORP or Idaho Power at 1221 West Idaho Street, Boise, Idaho 83702-5610, and received prior to the meeting.

SECRET BALLOT

     It is the policy of IDACORP and Idaho Power that all proxies for the Joint Annual Meeting that identify shareholders, including employees, are to be kept secret, and no such document shall be available for examination nor shall the identity and vote of any shareholder be disclosed to IDACORP or Idaho Power representatives or to any third party. Proxies are returned to the independent tabulator who receives, inspects and tabulates the proxies. Individual voted proxies and ballots are not seen by or reported to IDACORP or Idaho Power except
(i) as necessary to meet applicable legal requirements, (ii) to allow the independent election inspectors to certify the results of the shareholder vote,
(iii) in the event of a matter of significance where there is a proxy solicitation in opposition to the Board of Directors, based upon an opposition proxy statement filed with the Securities and Exchange Commission, or (iv) to respond to shareholders who have written comments on their proxies.

                            1. ELECTION OF DIRECTORS

     IDACORP's and Idaho Power's Boards of Directors each consist of the same 10 members. IDACORP's Articles of Incorporation, as amended, and Idaho Power's Restated Articles of Incorporation, as amended, provide that Directors are elected for three-year terms, with approximately one-third of the Board of Directors elected at each annual meeting of shareholders. The three Directors standing for election for the IDACORP and Idaho Power Boards of Directors at the 2004 Joint Annual Meeting are identified below as nominees for election with terms to expire in the year 2007. All nominees are currently Directors of IDACORP and Idaho Power. Mrs. Evelyn Loveless retired from the Boards on July 25, 2003, and Mr. John B. Carley retired from the Boards on January 4, 2004, both having reached the mandatory retirement age of 70. Mrs. Loveless served as a director since 1987 and Mr. Carley since 1990. The Boards thank Mrs. Loveless and Mr. Carley for their many years of distinguished service to IDACORP and Idaho Power.

     Unless otherwise instructed, proxies received will be voted in favor of the election of the Director nominees of the appropriate company. While it is not expected that any of the nominees will be unable to qualify for or accept office, if for any reason one or more should be unable to do so, the proxies will be voted for nominees selected by the appropriate Board of Directors.

     EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITS NOMINEES LISTED BELOW.

     IDACORP AND IDAHO POWER NOMINEES FOR ELECTION - TERMS EXPIRE 2007

ROTCHFORD L. BARKER.........    Director, American Ecology Corporation (provider
                                of environmental services to producers and handlers of hazardous, toxic and radioactive wastes)(since 1996); Member and former director
                                Chicago Board of Trade (since 1964); director of
                                IDACORP and Idaho Power since 1999. Age 67

JON H. MILLER.................  Chairman of the Board of IDACORP and Idaho Power
                                since 1999; Private Investor; formerly President and Chief Operating Officer (1978-1990) and a director (1977-1990) of Boise Cascade Corporation (distributor of office products and building materials and an integrated manufacturer and distributor of paper, packaging and wood products); director of Idaho Power since 1988 and IDACORP since 1998. Age 66

ROBERT A. TINSTMAN..........    Former President and Chief Executive Officer
                                (1995-1999) and director (1995-1999) of Morrison
                                Knudsen Corporation (general contractor
                                providing global mining, engineering and construction services); director of Home Federal
                                Savings & Loan (banking services) (since 1999);
                                former Chairman of Contractorhub.com
                                (e-marketplace for contractors, subcontractors and suppliers) (2000-2001); Executive Chairman of James Construction Group (construction services) (since 2002); director of IDACORP
                                Technologies, Inc.; director of IDACORP and Idaho Power since 1999. Age 57

IDACORP AND IDAHO POWER CONTINUING  DIRECTORS - TERMS EXPIRE 2006

CHRISTOPHER L. CULP, Ph.D.....  President, Risk Management Consulting, Inc.
                                (specialty consulting firm providing risk management services for securities and futures exchanges, commercial and investment banks, insurance companies, trade associations, law firms, accounting firms and public utilities) (since 1994); Adjunct Professor of Finance, Graduate School of Business at the University of Chicago (since 1997); Professor, University of Bern, Switzerland (since 2001); director of IDACORP and Idaho Power since 2002. Age 35

GARY G. MICHAEL..............   Former Chairman of the Board and Chief Executive
                                Officer (1991-2001) of Albertson's, Inc.
                                (food-drug retailer); director of The Clorox
                                Company (manufacturer and marketer of household products) (since 2001); Boise Cascade
                                Corporation (distributor of office products and building materials and an integrated manufacturer and distributor of paper, packaging and wood products) (since 1997); Harrah's
                                Entertainment, Inc. (casino entertainment)
                                (since 2001); Questar, Inc. (integrated natural gas company) (since 1994); Graham Packaging
                                Company (a designer and manufacturer of
                                customized plastic containers)(Advisory Board)
                                (since 2001); director of IDACORP and Idaho
                                Power since 2001. Age 63

PETER S. O'NEILL..............  Chairman and Chief Executive Officer of O'Neill
                                Enterprises L.L.C. (developer of planned communities) (since 1990); director of Building Materials Holding Corporation (provider of construction services, manufactured building components and materials to professional residential builders and contractors) (since
                                1993); director of IDACORP Financial Services, Inc. (since 1999); director of Idaho Power since 1995 and IDACORP since 1998. Age 67

JAN B. PACKWOOD...............  President and Chief Executive Officer of IDACORP
                                (since 1999) and Chief Executive Officer of
                                Idaho Power (since 2002); formerly President and Chief Executive Officer (1999-2002); President and Chief Operating Officer (1997-1999); Executive Vice President (1996-1997) and Vice President - Bulk Power (1989-1996) of Idaho Power; director and President of Idaho Energy Resources Company; director of IDACORP Financial Services, Inc.; director of Ida-West Energy Company; director of IDACOMM; director of IDACORP Services Co.; director of IDACORP Technologies, Inc; director of Velocitus; director of Idaho Power since 1997 and IDACORP since 1998. Age 61

IDACORP AND IDAHO POWER CONTINUING DIRECTORS - TERMS EXPIRE 2005

JACK K. LEMLEY..............    Director of Lemley & Associates, Inc.
                                (management consulting company) (since 1987);
                                formerly Chairman of the Board and Chief
                                Executive Officer and a director of American
                                Ecology Corp. (provider of environmental services to producers and handlers of hazardous, toxic and radioactive wastes) (1995-2001);
                                director of IDACORP Technologies, Inc.; director of Idaho Power since 1995 and IDACORP since
                                1998. Age 69

RICHARD G. REITEN............   Chairman of the Board of Northwest Natural
                                (provider of natural gas in Oregon and southwest
                                Washington) (since 2000); formerly President and
                                Chief Executive Officer (1997-2000), and
                                President and Chief Operating Officer
                                (1995-1997); former President and Chief
                                Operating Officer of Portland General Electric
                                (electric public utility) (1992-1995); former
                                President of Portland General Corp. (1989-1992);
                                director of U.S. Bancorp (banking services);
                                Building Materials Holding Corp. (provider of construction services, manufactured building components and materials to professional residential builders and contractors); and ESCO
                                Corp. (manufacturer of engineered metal parts and components for industrial machinery);
                                director of IDACORP and Idaho Power since 2004.
                                Age 64

THOMAS J. WILFORD............   President of Alscott, Inc. (real estate
                                development and other investments) since 1993;
                                Chief Executive Officer of J.A. and Kathryn
                                Albertson Foundation, Inc. (a family foundation committed and striving to be a catalyst for positive educational change) since 2003 and formerly President (1995-2003); director of
                                IDACORP and Idaho Power since 2004. Age 61

                     THE BOARDS OF DIRECTORS AND COMMITTEES

     The IDACORP and Idaho Power Boards of Directors each held seven meetings in 2003. The average attendance during 2003 at all meetings of the Boards and all meetings of the committees of the Boards was 94 percent.

Independence

     IDACORP and Idaho Power Company currently have ten members on their Boards of Directors. All are non-employees, except for Jan Packwood, the President and Chief Executive Officer of IDACORP and the Chief Executive Officer of Idaho Power. All non-employee directors have been determined by the Boards of Directors to be "independent" based on all relevant facts and circumstances and under the New York Stock Exchange listing standards and the Corporate Governance Guidelines, which contain the policy and categorical standards on director independence. The office of the Chairman of the Board and the Chief Executive Officer have been separated since June 1999. The non-employee directors have held meetings separate from management since 1998. Mr. Miller, the independent Chairman of the Board, presides at Board meetings and executive sessions of non-management directors.

Committees

     The standing committees of each of IDACORP and Idaho Power are the Executive Committee, the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The Investment Committee was eliminated effective July 17, 2003. The members of the committees are the same for both IDACORP and Idaho Power. IDACORP has one committee which Idaho Power does not have -- the Committee of Outside Directors. Board committees, their membership during 2003 and a brief statement of their principal responsibilities are presented below.

     Executive  Committees

     The Executive Committees act on behalf of the Boards of Directors of IDACORP and Idaho Power, as applicable, when the respective Boards are not in session, except on those matters which require action of the full Board. Members of the Committees are Jan B. Packwood (Chairman), John B. Carley (until his retirement from the Board), Jack K. Lemley, Jon H. Miller and Robert A. Tinstman. During 2003, the Idaho Power Executive Committee met three times.

     Audit Committees

     The Audit Committees of IDACORP and Idaho Power, which are separately-designated standing committees established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, are comprised of four independent directors, as that term is defined in the listing standards of the NYSE. All members are "financially literate" as the Board of Directors interprets that term, and Mr. Michael and Mr. Barker have been determined to be "audit committee financial experts." The IDACORP Audit Committee Charter is filed as Exhibit A to this proxy statement. The Idaho Power Audit Committee Charter is a mirror charter to that of IDACORP.

     Mr. Michael serves on the audit committee of three other public companies in addition to IDACORP and Idaho Power. The Boards of Directors of IDACORP and Idaho Power have determined that such service will not impair Mr. Michael's ability to serve on the IDACORP and Idaho Power Audit Committees.

     The Audit Committees of IDACORP and Idaho Power assist the Boards of Directors in fulfilling oversight responsibilities on the integrity of the IDACORP and Idaho Power financial statements; complying with legal and regulatory requirements; reviewing the qualifications, independence and performance of the independent auditors; evaluating the performance of the internal audit function and producing the Audit Committee Report as required by the Securities and Exchange Commission to be included in the proxy statement for the annual meeting of shareholders. Members of the Committees are Jack K. Lemley (Chairman), Rotchford
L. Barker, Christopher L. Culp and Gary G. Michael. During 2003, the IDACORP and Idaho Power Audit Committees met eleven times.

     Compensation Committees

     The Compensation Committees of IDACORP and Idaho Power have direct responsibility to review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Boards), determine and approve the Chief Executive Officer's compensation level based on this evaluation. The Compensation Committees also make recommendations to the Boards with respect to non-Chief Executive Officer compensation, incentive-compensation plans and equity-based plans; produce the Compensation Committee report on executive compensation as required by the Securities and Exchange Commission to be included in the proxy statement for the annual meeting of shareholders; and oversee the compensation and employee benefit plans and practices. Members of the Committees are Robert A. Tinstman (Chairman), John B. Carley (until his retirement from the Board), Evelyn Loveless (until her retirement from the Board), Peter S. O'Neill, Richard G. Reiten and Thomas J. Wilford. During 2003, the IDACORP and Idaho Power Compensation Committees met five times.

     Corporate Governance Committees

     The Corporate Governance Committees of IDACORP and Idaho Power, established November 1, 2002, identify individuals qualified to become directors, consistent with criteria approved by the Board, and select, or recommend that the Board select, the candidates for all directorships to be filled by the Boards or by the shareholders; develop and recommend to the Boards a set of corporate governance principles applicable to each company; oversee the evaluation of the Boards and management; review the compliance programs including the Code of Business Conduct and Ethics; and take a leadership role in shaping the corporate governance of IDACORP and Idaho Power. Members of the Committees are Gary G. Michael (Chairman), Christopher L. Culp, Jon H. Miller and Peter S. O'Neill. During 2003, the IDACORP and Idaho Power Corporate Governance Committees met five times.

     Committee of Outside Directors

     The Committee of Outside Directors of IDACORP, prior to 2003, assisted the Board of Directors by reviewing and evaluating the performance of the Chief Executive Officer and establishing individual and corporate goals and strategies relating to the Chief Executive Officer. It also acted in 2002, before the establishment of the Corporate Governance Committee, as a nominating committee. Members of the Committee are all members of the IDACORP Board of Directors who are not officers or employees or former officers of IDACORP or one of its subsidiaries. Members of the Committee are Rotchford L. Barker, John B. Carley (until his retirement from the Board), Christopher L. Culp, Gary G. Michael, Jack K. Lemley, Evelyn Loveless (until her retirement from the Board), Jon H. Miller, Peter S. O'Neill, Richard G. Reiten, Robert A. Tinstman and Thomas J. Wilford. During 2003, the Committee of Outside Directors met six times.

Attendance at Annual Meetings

     Pursuant to the Corporate Governance Guidelines of IDACORP and Idaho Power, all Directors are expected to attend the annual meeting of shareholders and be available, when requested by the chair, to answer any questions shareholders may have. All members of the Boards of Directors of IDACORP and Idaho Power attended last year's annual meeting.

                              CORPORATE GOVERNANCE
Background

     IDACORP and Idaho Power have adopted corporate governance and disclosure requirements under the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission's rules interpreting and implementing the Sarbanes-Oxley Act, the new listing standards of the New York Stock Exchange and SEC disclosure requirements on expanded nominating committee processes. This includes (1) written charters for the Audit Committees, Corporate Governance Committees (which are also the Nominating Committees) and Compensation Committees and (2) Corporate Governance Guidelines, which address issues including the responsibilities, qualifications and compensation of the Board of Directors, as well as Board leadership, Board committees and self-evaluation. The written charters and the Corporate Governance Guidelines of IDACORP and Idaho Power are available on IDACORP's website and may be accessed at http://www.idacorpinc.com/CorpGov/default.htm. Printed copies may be obtained without charge by writing to the Secretary of IDACORP or Idaho Power at 1221 West Idaho, Boise, Idaho 83702-5610.

Code of Ethics

     Idaho Power has had for many years a Code of Business Conduct and Ethics, which applied to all directors, officers and employees of Idaho Power, including the principal executive officer and senior financial and accounting officers. IDACORP adopted a new Code of Business Conduct and Ethics in July 2003, which applies to all directors, officers, including the chief executive officer, principal financial and accounting officers, and employees of IDACORP and its subsidiaries. The Code of Conduct may be accessed at the IDACORP website referred to above. Printed copies may be obtained without charge by writing to the Secretary, IDACORP, Inc., 1221 West Idaho, Boise, Idaho 83702-5610.

     Amendments to the Code or waivers of the Code as required by Regulation S-K, Item 406 or the New York Stock Exchange listing standards will be posted on the IDACORP website referred to above.

Process for Shareholders to Recommend Nominees for Directors

     IDACORP and Idaho Power have processes in place which permit shareholders to recommend directors in accordance with the By-Laws and Corporate Governance Guidelines. Shareholders wishing to recommend a candidate to be considered by the Corporate Governance Committee for nomination as a Director must submit recommendations in writing to the Secretary of IDACORP and/or Idaho Power no later than 120 days prior to the first anniversary of the date on which the Companies mailed proxy materials for the preceding year. In the event of a special meeting of shareholders for electing one or more directors, recommendations must be submitted in writing no later than the close of business on the tenth day after the day of the public announcement of such meeting and of director nominees proposed by the Boards of Directors. The written recommendations must include all information with respect to the candidate required to be disclosed in the solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules thereunder, including the recommended candidate's consent. The shareholder submitting the recommendations must provide his or her name, address and class and number of shares of voting stock owned beneficially and of record including a statement as to how long the shareholder has held such stock. The Secretary will review all written recommendations and send those conforming to the requirements to the Corporate Governance Committee.

Board Membership Criteria

     Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. IDACORP and Idaho Power endeavor to have a Board representing diverse experience at policy-making levels in business, finance and accounting and in areas that are relevant to the company's activities. At least one Director shall meet the requirements of the definition of an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K. Directors are required to retire upon reaching age 70.

     Non-employee directors should be "independent" under the New York Stock Exchange listing standards.

Process for Determining Director Nominees

     The Corporate Governance Committee follows the procedures set forth below when identifying new Director nominees, including any recommendations submitted by shareholders in compliance with the By-laws and the policies set forth herein:

     o the Corporate Governance Committee identifies the need to fill a vacancy on the Board or, if approved by the Board, to add new Board member(s);

     o the Chairman of the Corporate Governance Committee initiates the search,

          - soliciting advice from the Chairman of the Board, the Lead Independent Director, the Chief Executive Officer, other directors, management and any other persons he or she deems appropriate,

          - reviewing any candidates submitted by shareholders in compliance with the By-laws and the policies set forth herein, and

          -    hiring a search firm, if he or she chooses;

     o an initial group of candidates is identified and presented to the Corporate Governance Committee;

     o the Corporate Governance Committee gathers any additional information it deems appropriate, including information necessary to determine if the candidate(s)

          -    are "independent" under applicable laws, regulations and rules,

          - do not violate any requirements applicable to the Company or any federal or state laws, rules or regulations, including federal and state regulatory agencies, the New York Stock Exchange, the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002, and

          - meet all requirements under these Corporate Governance Guidelines, committee charters, the By-laws, the Codes and any other applicable corporate document or policy;

     o the Corporate Governance Committee evaluates any potential conflicts, including financial or business relationships;

     o the Corporate Governance Committee evaluates whether the candidates would likely represent a special interest or single issue;

     o the Corporate Governance Committee meets to narrow the list of candidates;

     o the Chairman of the Board, the Corporate Governance Committee and the Chief Executive Officer interview any or all of the candidates, if they deem it appropriate;

     o the Corporate Governance Committee meets to consider and approve the final candidate(s);

     o the Corporate Governance Committee seeks full Board approval of the selected candidate(s).

The Chairman keeps the full Board informed of the Committee's progress.

How to Contact the Board and the Audit Committee

     The Boards of Directors of IDACORP and Idaho Power have developed a process by which shareholders can send communications to members of the Boards. If you have a concern that you believe warrants the attention of the Boards of Directors, including the Chairman of the Board or non-management directors as a group, you may call a toll-free helpline at 1-866-384-4277. If your concern is of an ethical nature, you may log on to www.ethicspoint.com, and follow the instructions for filing a report. All reports will be routed to the General Counsel who then forwards the report directly to the Chairman of the Board. Any report regarding questionable accounting practices, internal accounting controls or auditing matters will be routed by the General Counsel to the Chairman of the Board and the Chairman of the Audit Committee.

                        2. RATIFICATION OF APPOINTMENT OF
                               INDEPENDENT AUDITOR

     At the Joint Annual Meeting, the shareholders will be asked to ratify the selection by the Audit Committees of the IDACORP and the Idaho Power Boards of Directors of Deloitte & Touche LLP as the firm of independent public accountants to audit the financial statements of IDACORP and Idaho Power for the fiscal year 2004. This firm has conducted consolidated annual audits of IDACORP and Idaho Power for many years and is one of the world's largest firms of independent certified public accountants. A representative of Deloitte & Touche LLP is expected to be present at the meeting and will have an opportunity to make a statement and to respond to appropriate questions.

     EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR OF IDACORP AND IDAHO POWER.

                         REPORT OF THE AUDIT COMMITTEES
                            OF THE BOARD OF DIRECTORS

     The Audit Committees of the IDACORP and Idaho Power Boards of Directors (collectively, the Committee) are each composed of four directors, who are "independent" as defined in the applicable NYSE listing standards. Each Committee has a written charter adopted by its Board of Directors. The charters are posted on the Company's website at www.idacorpinc.com. The IDACORP Audit Committee Charter is filed as Exhibit A to this proxy statement. The Idaho Power Audit Committee Charter is a mirror charter to that of IDACORP.

     The Committee has reviewed and discussed the audited consolidated financial statements of IDACORP and Idaho Power with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

     The independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Committee discussed with the independent accountants that firm's independence.

     Based on the Committees' review and discussions referred to above, the Committee recommended to each Board of Directors that the audited consolidated financial statements of IDACORP and Idaho Power be included in their combined Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                  Jack K. Lemley (Chairman)
                                  Rotchford L. Barker
                                  Christopher L. Culp
                                  Gary G. Michael

                         INDEPENDENT ACCOUNTANT BILLINGS

     Aggregate fees billed to IDACORP and Idaho Power Company for the fiscal years ended December 31, 2003 and 2002 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities"):


Fees Billed                                             2003        2002
-----------                                           --------   ---------
Audit fees..........................................  $531,470  $ 446,170
Audit-related fees (a)..............................   315,502    610,238
                                                      --------  ----------
Total Audit and Audit-related fees..................   846,972  1,056,408
Tax fees (b)........................................   137,234    836,296
All other fees (c)..................................     - 0 -    141,816
                                                      -------- ----------
Total fees..........................................  $984,206 $2,034,520
                                                      ======== ==========
--------------

(a) Includes fees for audits of the Company's benefit plans, stand alone audits of subsidiaries, internal control work related to network security and information systems, Officer certification assistance, Sarbanes-Oxley
     Section 404 readiness assistance and work in connection with regulatory inquiries.

(b) Includes fees for tax compliance and tax consulting in connection with IRS account analysis.

(c) Includes fees for non-financial advisory services, internal audit support services and work in connection with regulatory inquiries.

     Auditor Independence. The Audit Committee has considered whether the provision of the above noted services is compatible with maintaining the principal auditor's independence.

     Policy on Audit Committee Pre-Approval. IDACORP and Idaho Power and the Audit Committees are committed to ensuring the independence of the independent auditor, both in fact and in appearance. In this regard, the Audit Committees have established a pre-approval policy in accordance with applicable securities rules. The Audit Committee's Policy for the Pre-Approval of Independent Auditor Services is included as Exhibit B to this Proxy Statement. All fees were pre-approved by the Audit Committees in 2003.

                            3. SHAREHOLDER PROPOSAL

     Mr. John Jennings Crapo, P.O. Box 400151, Cambridge Massachusetts, 02140-0002, who holds of record 524.698 shares of IDACORP common stock, has notified IDACORP in writing that he intends to submit the proposal set forth below for consideration at the Annual Meeting. The SEC permitted IDACORP to exclude the supporting statement submitted by Mr. Crapo under Rule 14a-8(i)(3) of the Securities and Exchange Commission's proxy rules as vague and indefinite.

                            MY SHAREHOLDER PROPOSAL

     Shareholders recommend that the Board of Directors ("Our Board") of IDACORP publish in the Proxy Statement of each shareholder annual meeting in the Appendix containing an item the charitable donations program of our corporation for the immediate past calendar year with the following data:

     i. An explanation of at least five hundred words explaining the standards of Our Board and procedures of it governing. The Corporation's donations to United States of American Internal Revenue Service ("Svce") approved private foundations to include standards for denial of such help.

     ii. An enumeration of such said qualifying charities and approved foundations which Our Board plans as our corporate governance to help in the ensuing calendar year included with each charity and foundation an elucidation of at least twenty-five words how it complied with the standards and procedures enumerated in i.

     THE BOARD OF DIRECTORS OF IDACORP HAS CONSIDERED THIS PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" IT FOR THE FOLLOWING REASONS:

     The Board opposes Mr. Crapo's proposal because it believes that implementation of the proposal would cause IDACORP to incur undue cost and expense to publish additional information not required to be included in its proxy statement without providing any additional meaningful benefit to our shareholders.

     Although Mr. Crapo's proposal is unclear, we believe that his reference to "Internal Revenue Service approved private foundations" means charitable organizations, such as family-sponsored foundations, that do not receive broad public support. Neither IDACORP nor its subsidiaries generally make any contributions to private foundations.

     IDACORP's principal means of making charitable contributions to non-profit charitable organizations is through the Idaho Power Contributions Program. Through this program, Idaho Power provides financial support to qualifying organizations and offers academic scholarships to area students seeking higher education. Information regarding Idaho Power's charitable contribution program is published on Idaho Power's website http://www.idahopower.com/aboutus/community/scholarship.htm. Along with other supporting information, the website provides detailed information regarding contribution guidelines and standards, identification and descriptions of specific programs sponsored by Idaho Power and relevant application procedures. In the past, neither the IDACORP nor the Idaho Power Boards of Directors have been involved in the contribution process nor has either Company regularly published the name of the recipients of any contributions.

     IDACORP believes that requiring the publication of the information requested by Mr. Crapo in the proxy statement would result in increased costs without providing any additional meaningful information to our shareholders.

     THEREFORE, THE IDACORP BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

                                 OTHER BUSINESS

     Neither the IDACORP nor the Idaho Power Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Meeting and this Joint Proxy Statement. The IDACORP Board of Directors has been informed that the shareholder proposal discussed in this Proxy Statement will be presented to the meeting by the shareholder. In addition, another shareholder may nominate another person to the Board of Directors of IDACORP. The proxies intend to cast their votes against the shareholder proposal discussed in the Proxy Statement and in favor of the IDACORP nominees listed in the Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

                             PRINCIPAL SHAREHOLDERS

     The following table presents certain information regarding shareholders who are known to IDACORP or Idaho Power to be the beneficial owners of more than 5 percent of any class of voting securities of IDACORP or Idaho Power as of March 1, 2004:

                     Name and Address       Amount and Nature of        Percent
Class of Stock     of Beneficial Owner      Beneficial Ownership       of Class
--------------    ---------------------     --------------------       --------
Idaho Power       IDACORP, Inc. (1)              39,150,812               100
Common Stock      1221 W. Idaho Street
                  Boise, Idaho 83702


--------------
(1) As a result of the formation of the holding company, IDACORP became the holder of all issued and outstanding shares of Idaho Power common stock on October 1, 1998.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of IDACORP common stock and Idaho Power preferred stock beneficially owned on March 1, 2004, by the Directors and nominees, by those Executive Officers named in the Summary Compensation Table and by the Directors and Executive Officers of IDACORP and Idaho Power as a group:

                                               Amount of
                                               Beneficial     Stock      Percent
Title of Class   Name of Beneficial Owner     Ownership(1)  Options(2)  Of Class
--------------   --------------------------   ------------  ---------   --------
Common Stock     Rotchford L. Barker.......      13,481       1,650         *
Common Stock     Christopher L. Culp, Ph.D.       2,859       1,650         *
Common Stock     Jack K. Lemley (3)........       4,981       1,650         *
Common Stock     Gary G. Michael...........       6,072       1,650         *
Common Stock     Jon H. Miller.............       3,981       1,650         *
Common Stock     Peter S. O'Neill..........       5,093       1,650         *
Common Stock     Jan B. Packwood...........     222,491     159,600         *
Common Stock     Richard G. Reiten (4).....       - 0 -       - 0 -         *
Common Stock     Robert A. Tinstman........       6,481       1,650         *
Common Stock     Thomas J. Wilford (5).....         200       - 0 -         *
Common Stock     J. LaMont Keen (6)........     105,766      72,600         *
Common Stock     James C. Miller...........      69,996      58,400         *
Common Stock     Robert W. Stahman (7).....      27,832       6,600         *
Common Stock     Darrel T. Anderson........      23,218      12,200         *
Common Stock     A. Bryan Kearney                12,905       6,600         *
Common Stock     All Directors and
                 Executive Officers of
                 IDACORP as a group
                 (16 persons)..............     447,303     272,750         *
Preferred Stock  All Directors and
                 Executive Officers of
                 IDACORP as a group
                 (16 persons)..............       - 0 -       - 0 -         *
Common Stock     All Directors and
                 Executive Officers of
                 Idaho Power as a group
                 (19 persons)..............     540,528     340,150         *
Preferred Stock  All Directors and
                 Executive Officers of
                 Idaho Power as a group
                 (19 persons)..............       - 0 -       - 0 -         *

--------------
* Less than 1 percent.
(1) Includes shares of Common Stock subject to forfeiture and restrictions on transfer issued pursuant to the 1994 Restricted Stock Plan. Also includes shares of common stock that beneficial owner has the right to acquire within 60 days upon exercise of stock options.
(2) Exercisable within 60 days and included in the amount of beneficial ownership column.
(3) Mr. Lemley disclaims all beneficial ownership of the 2,500 shares owned by his wife.
(4) Mr. Reiten was elected to the IDACORP and Idaho Power Boards of Directors on January 15, 2004.
(5) Mr. Wilford was elected to the IDACORP and Idaho Power Boards of Directors on March 18, 2004.
(6) Mr. Keen disclaims all beneficial ownership of the 187 shares owned by his wife.
(7) Mr. Stahman disclaims all beneficial ownership of the 26 shares held by his wife for children.

     Except as indicated above, all Directors and Executive Officers have sole voting and investment power for the shares held by them including shares owned through the Employee Savings Plan and the Dividend Reinvestment and Stock Purchase Plan.

           COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                        REPORT OF COMPENSATION COMMITTEES
                           OF THE BOARDS OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

GENERAL

     The IDACORP and Idaho Power (the "Companies") Compensation Committee ("Committee") established all components of 2003 compensation for the Chief Executive Officer and the executive officers of the Companies. The Committee is composed of three non-employee Directors who qualify as independent under the listing standards of the New York Stock Exchange. The Committee operates under a written charter which is posted at the Company's website.

     As part of its function, the Committee discharges the responsibilities of the Boards of Directors relating to compensation of the Chief Executive Officer and the executive officers and oversight of the Companies' compensation and employee benefit plans and practices. The Committee has the direct responsibility to (1) review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, (2) evaluate the Chief Executive Officer's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Boards), (3) determine and approve the Chief Executive Officer's compensation level based on this evaluation, (4) make recommendations to the Boards with respect to non-Chief Executive Officer compensation, incentive-compensation plans and equity-based plans, (5) produce the Compensation Committee report on executive compensation as required by the Securities and Exchange Commission ("SEC") to be included in the Company's proxy statement for the annual meeting of shareholders, and (6) oversee the Company's compensation and employee benefit plans and practices. Following the development of recommendations by the Committee, all issues related to executive compensation are submitted to the other independent directors of the Boards of Directors of IDACORP and Idaho Power (which are the same) for approval. The independent directors approved, without modification, all executive compensation recommendations of the Committee for 2003. The Committee retains an outside consultant specializing in executive compensation to provide expertise on the Committee's various responsibilities and other matters coming before the Committee.

COMPENSATION PHILOSOPHY

     The Companies' compensation philosophy is designed to:

     1. manage employee compensation as an investment with the expectation that employees will contribute to the Companies' overall success;

     2. be competitive with respect to those companies in the markets in which we compete for employees, allowing the Companies to successfully attract and retain the qualified employees necessary for long-term success;

     3. recognize individuals for their demonstrated ability to perform their responsibilities and create long-term shareholder value; and

     4.   balance total compensation with the Companies' ability to pay.

COMPENSATION MARKET FOR 2003

     As required by its charter, the Committee reviewed the Companies' executive compensation program for 2003, including the goals and objectives of the program and the peer group of companies used for comparison purposes. The Committee determined that the peer group of companies selected in November 2001 remained the appropriate group for 2003 compensation purposes. This group is comprised of fourteen comparable electric utility holding companies with similar business lines and average annual revenues of $2.2 billion. While this group is different from the EEI 100 Electric Utilities Index used in the performance graph, the Committee believes this compensation group is representative of the Companies' size, complexity and diversity and is appropriate for compensation purposes.

2003 BASE SALARIES

     The Committee reviews salary ranges for the Chief Executive Officer and the executive officers annually, using salary comparisons for similar positions in the fourteen electric utility holding companies referred to above. However, in January 2003, the Committee decided that because 2002 had been a difficult financial year and 2003 was also forecasted to be difficult, the Chief Executive Officer and the executive officers would receive no base salary increases for 2003.

SHORT-TERM INCENTIVE COMPENSATION

     The Executive Incentive Plan ties a portion of the annual compensation of the Chief Executive Officer and each executive officer to achieving a certain financial goal. For 2003, the established financial goal was earnings on common stock for IDACORP with a threshold, target and maximum level. The threshold level for earnings on common was set at $68.4 million, with the target at $87.2 million and the maximum set at $108.7 million. The award opportunities vary by position as a percentage of base salary with the award opportunities for the Chief Executive Officer and the executive officers ranging from a minimum of 15 percent to a maximum of 100 percent. The Executive Incentive Plan does not permit the payment of awards if there is no payment of awards under the Employee Incentive Plan. The performance levels within the goal were established based upon forecasted performance for 2003. In 2003, IDACORP's earnings on common stock did not reach the threshold level. As such, no payouts were earned for 2003 under the Executive Incentive Plan.

LONG-TERM INCENTIVE COMPENSATION

     Long-term incentive awards are intended to develop and retain strong management through share ownership, recognize future performance and maximize shareholder value. Restricted stock and stock options were granted to the Chief Executive Officer and the executive officers in 2003.

     When awarding long-term incentives, the Committee considers an executive's level of responsibility, prior experience and individual performance criteria, as well as the compensation practices of the group of fourteen electric utility holding companies used to compare executive compensation. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     1.   Restricted Stock Plan

     In January 2001, a grant of performance shares was made to the executive officers including the Chief Executive Officer under the 1994 Restricted Stock Plan. That grant was for a three year restricted period through December 31, 2003, with a target Cumulative Earnings Per Share ("CEPS") of $9.00. The total CEPS for the three year restricted period was $6.20 resulting in no awards being earned for the Chief Executive Officer or the executive officers. A new grant of performance shares under the Plan was made in March 2003, with a three-year restricted period beginning January 1, 2003 and ending December 31, 2005, with a single financial performance goal of CEPS. To receive a final share award, the Chief Executive Officer and each executive officer must be employed, as an officer, during the entire restricted period (with certain exceptions), and IDACORP must achieve the CEPS performance goal established by the Committee. The restricted stock grants (expressed as a percentage of base salary converted into shares of stock based upon the closing stock price for a share of IDACORP common stock on December 31 of the year preceding the grant) varied by position. The percentages for the Chief Executive Officer range from a minimum of 18 percent to a maximum of 53 percent. For all other executive officers, the percentages ranged from a minimum of 13 percent to a maximum of 45 percent. The Committee established the target grant percentages for new grants as part of its annual executive compensation review, and the 2003 grants when combined with other forms of long-term incentive were at a level below the median target levels among the comparison group.

     2.   Stock Options

     In March 2003, stock options were granted to the Chief Executive Officer and the executive officers under the IDACORP 2000 Long-Term Incentive and Compensation Plan. The exercise price of these options is equal to the fair market value of IDACORP's common stock on the date of grant. The options vest ratably over five years (20% per year). The size of each award was determined based on the criteria for awarding long-term incentives discussed above and ranged from 6,000 to 35,000 options for each of the Vice Presidents, to 65,000 options for the President of Idaho Power to 136,000 options for the Chief Executive Officer.

     The 2003 compensation paid to IDACORP and Idaho Power executive officers qualified as fully deductible under federal tax laws. The Committee continues to review the impact of federal tax laws on executive compensation, including
Section 162(m) of the Internal Revenue Code.

CEO COMPENSATION - 2003

     As discussed above, the Committee determined not to increase Mr. Packwood's base salary for 2003. His 2003 salary level was approximately 5 percent below the median level of salary for chief executive officers for the comparison group.

     Mr. Packwood is a participant in the Executive Incentive Plan with a 2003 award opportunity ranging from a minimum of 25 percent to a maximum of 100 percent of base salary. This award level was established based upon the executive officer compensation review referenced above. No payouts were earned under the Executive Incentive Plan for 2003.

     Mr. Packwood is a participant in the Restricted Stock Plan as discussed above. In January 2001, a grant of performance shares was made to Mr. Packwood under the Restricted Stock Plan for a three year restricted period through December 31, 2003. The Company did not achieve the minimum level of performance for the three year restricted period and as a result, Mr. Packwood received no award under the Restricted Stock Plan for 2003. Mr. Packwood received a grant of performance shares at the target level of 35 percent in 2003 and will receive a final share award after the restricted period ends in December 2005 if he remains employed by the Companies as an officer during the entire restricted period (with certain exceptions) and IDACORP achieves its CEPS performance goal established by the Committee.

     In addition, Mr. Packwood received a stock option grant of 136,000 shares in March 2003 under the IDACORP 2000 Long-Term Incentive and Compensation Plan with an exercise price set at fair market value on the date of grant. The stock options vest ratably over a five year period (20% per year) contingent upon Mr. Packwood's continued employment with the Companies. The incentive awards were intended to place a greater portion of Mr. Packwood's total compensation for 2003 "at risk".

                                        Robert A. Tinstman, Chairman
                                        John B. Carley
                                        Peter S. O'Neill


                             IDACORP AND IDAHO POWER
                           SUMMARY COMPENSATION TABLE

                                                                Long-Term
                                 Annual Compensation        Compensation Awards
                               -----------------------  ---------------------------
                                                        Restricted     Securities
                                                           Stock       Underlying       All Other
Name and                              Salary    Bonus   Award(s)(1)  Stock Options/  Compensation(2)
Principal Position             Year     ($)      ($)       ($)         SARs (#)           ($)
------------------             ----   -------  -------  -----------  --------------  ---------------
Jan B. Packwood..............  2003   580,000    - 0 -    203,000       136,000           8,000
 President and Chief           2002   580,000    - 0 -    203,000        91,000           8,000
 Executive Officer, IDACORP    2001   500,000  500,000    175,000        60,000           6,800
 and Chief Executive Officer,
 Idaho Power
J. LaMont Keen...............  2003   350,000    - 0 -    105,000        65,000           8,000
 Executive Vice President,     2002   350,000    - 0 -    105,000        44,000           8,000
 IDACORP and President &       2001   300,000  240,000     90,000        30,000           6,800
 Chief Operating Officer,
 Idaho Power
James C. Miller..............  2003   250,000    - 0 -     62,500        20,000           8,000
 Sr. Vice President -          2002   250,000    - 0 -     75,000        31,000           6,846
 Delivery, Idaho Power         2001   210,000  168,000     63,000        30,000           - 0 -
Robert W. Stahman............  2003   200,000    - 0 -     50,000         9,000           7,999
 Vice President, General       2002   200,000    - 0 -     50,000         6,000           8,000
 Counsel and Secretary,        2001   180,000  108,000     45,000         4,000           6,800
 IDACORP and Idaho Power
Darrel T. Anderson...........  2003   185,000    - 0 -     55,500        35,000           7,186
  Vice President, Chief        2002   185,000    - 0 -     55,500         7,000           7,846
  Financial Officer &          2001   155,000   93,000     38,750         4,000           5,305
  Treasurer, IDACORP and
  Idaho Power
A. Bryan Kearney.............  2003   183,000    - 0 -     45,750         9,000           7,320
  Vice President & Chief       2002   183,000    - 0 -     45,750         6,000           7,199
  Information Officer,         2001   165,000   99,000     41,250         4,000           6,365
  IDACORP and
  Idaho Power

--------------

(1) The aggregate restricted stock holdings as of December 31, 2003 are as follows: Mr. Packwood held 16,743 ($500,950) shares of restricted stock; Mr. Keen held 8,649 ($258,778) shares of restricted stock; Mr. Miller held 5,648 ($168,988) shares of restricted stock; Mr. Stahman held 4,163 ($124,556) shares of restricted stock; Mr. Anderson held 4,392 ($131,408) shares of restricted stock; Mr. Kearney held 3,811 ($114,025) shares of restricted stock. Dividends are paid on restricted stock when and as paid on the IDACORP Common Stock.

(2) Represents the Company's contribution to the Employee Savings Plan (401-k plan).

                     OPTION / SAR GRANTS IN FISCAL YEAR 2003

                              Number of       % of Total
                             Securities      Options/SARs
                            Underlying        Granted to      Exercise or                       Grant
                           Options / SARs     Employees in     Base Price                     Date Value
Name                        Granted (1)#      Fiscal 2003      ($/Share)     Expiration Date    ($) (2)
-----                      --------------    -------------    -----------    ---------------  ----------

Jan B. Packwood.............  136,000            31.7%           $22.92       March 20, 2013   $524,960

J. LaMont Keen..............   65,000            15.1%           $22.92       March 20, 2013    250,900

James C. Miller.............   20,000             4.6%           $22.92       March 20, 2013     77,200

Robert W. Stahman...........    9,000             2.0%           $22.92       March 20, 2013     34,740

Darrel T. Anderson..........   35,000             8.1%           $22.92       March 20, 2013    135,100

A. Bryan Kearney............    9,000             2.0%           $22.92       March 20, 2013     34,740

--------------

(1) Options were granted pursuant to the 2000 Long-Term Incentive and Compensation Plan. The options vest 20% per year and accelerate upon a change in control.

(2) The grant date values were calculated on the basis of the Binomial option-pricing model. Options were assumed to be exercised 7 years after the date of grant. A risk-free interest rate of 3.95%, stock price volatility of 28% and a dividend yield of 8.12% were used in the calculation of the option grants. The actual value of the options will depend on the market value of the Company's Common Stock on the dates the options are exercised. No realization of value from the options is possible without an increase in the price of the Company's Common Stock, which would benefit all shareholders commensurately.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                       Number of
                            Shares                securities underlying        Value of unexercised,
                           acquired      Value     unexercised options          in-the-money options
                          on exercise  realized   at fiscal year-end(1)         at fiscal year-end
                              (#)         ($)              (#)                          ($)
                          -----------  -------- -------------------------   ---------------------------
                                                Exercisable  Unexercisable  Exercisable   Unexercisable
                                                -----------  -------------  -----------   -------------
Jan B. Packwood..........   - 0 -       - 0 -     102,200      284,800         - 0 -        952,000

J. LaMont Keen...........   - 0 -       - 0 -      44,800      134,200         - 0 -        455,000

James C. Miller..........   - 0 -       - 0 -      42,200       78,800         - 0 -        140,000

Robert W. Stahman........   - 0 -       - 0 -       2,800       16,200         - 0 -         63,000

Darrel T. Anderson.......   - 0 -       - 0 -       3,000       43,000         - 0 -        245,000

A. Bryan Kearney.........   - 0 -       - 0 -       2,800       16,200         - 0 -         63,000

--------------
(1) Vesting is accelerated upon a change in control.

                              DIRECTOR COMPENSATION

     During 2003, each Director who was not an employee of IDACORP or Idaho Power received $1,000 for each Board meeting and for each committee meeting attended. Non-employee Directors who are chairmen of Board committees received $1,840 per month (this monthly amount increases in 2004 to $2,295 for the Chairmen of the Audit and Compensation Committees and $1,962 per month for the Chairman of the Corporate Governance Committee); other non-employee Directors received $1,670 per month. In addition, each non-employee Director including the non-executive Chairman received an annual stock grant under the Director Stock Program of IDACORP common stock equal to approximately $16,000, or 605 shares, in July of 2003. A grant of 3,000 stock options under the IDACORP 2000 Long-Term Incentive and Compensation Plan scheduled for January of 2003 to vest ratably over five years was inadvertently not made and instead was replaced in March of 2004 with a grant under the Plan of 750 shares of restricted stock and 2,250 stock options both vesting ratably over five years commencing on April 1, 2004. The Directors received a regularly scheduled grant under the Plan of 3,000 stock options in January of 2004 vesting ratably over five years. Mr. Miller, as non-executive Chairman of the Board of IDACORP and Idaho Power, received a monthly retainer of $6,000 (this monthly amount increases to $6,500 in 2004). Mr. Miller does not receive meeting fees for either Board or committee meetings. Directors may defer all or a portion of any retainers and meeting fees under a deferred compensation plan. Under the plan, at retirement Directors may elect to receive one lump-sum payment of all amounts deferred with interest (the interest rate is equal to the Moody's Long-term Corporate Bond Yield Average rate, plus three (3) percent), or a series of up to 10 equal annual payments, depending upon the specific deferral arrangement. A special account is maintained on the books showing the amounts deferred and the interest accrued thereon.

     Since each director serves on both the IDACORP and Idaho Power Boards and on the same committees of each Board, the monthly retainer applies to service on both Boards, as do the meeting fees for the Board meetings and for each committee which has a corresponding committee at both companies. The practice generally is that meetings of the IDACORP and Idaho Power Boards and the corresponding committees are held in conjunction with each other and a single meeting fee is paid to each director for each set of meetings. Separate meeting fees will be paid in the event a Board or committee meeting is not held in conjunction with a meeting of the corresponding Board or committee and for those committee meetings which do not have a corresponding committee.

                            EMPLOYMENT CONTRACTS AND
                          CHANGE OF CONTROL AGREEMENTS

     Neither IDACORP nor Idaho Power has an employment contract with any executive officer.

     IDACORP has entered into Change of Control Agreements with the Named Officers which become effective for a three-year period upon a change of control of IDACORP. If a change of control occurs, the Agreements provide that specified payments and benefits would be paid in the event of termination of the Executive's employment (i) by IDACORP, other than for cause, death or disability, or (ii) by the Executive for constructive discharge or retirement, at any time when the Agreements are in effect. In such event, each of the Named Officers would receive payment of an amount equal to two and one-half times his annual compensation, which shall be the highest combined amount of base salary and bonus received by the Named Officer in any one of the five years preceding termination. In addition, under these Agreements, each of the Named Officers would receive (i) the immediate vesting of restricted stock granted prior to the change in control; (ii) outplacement services for 12 months not to exceed $12,000; and (iii) all benefits for a period of 24 months under the welfare benefit plans.

     For these purposes "cause" means the Executive's fraud or dishonesty which has resulted or is likely to result in material economic damage to IDACORP or a subsidiary of IDACORP, as determined in good faith by a vote of at least two-thirds of the non-employee directors of IDACORP at a meeting of the Board at which the Executive is provided an opportunity to be heard. "Constructive discharge" includes material failure by IDACORP to comply with the Agreement, relocation, and certain reduction in compensation.

     A "change of control" is defined as (i) the acquisition by a party or certain related parties of 20% or more of IDACORP's voting securities; (ii) a purchase by a person of 20% or more of the outstanding stock pursuant to a tender or exchange offer; (iii) shareholder approval of a merger or similar transaction after which IDACORP's shareholders will hold 50% or less of the voting securities of the surviving entity or (iv) a change in a majority of the Board of Directors within a 24-month period without the approval of two-thirds of the members of the Board.

                                PERFORMANCE GRAPH

                Source: Bloomberg and Edison Electric Institute

                      Comparison of Cumulative Total Return
                         $100 Invested December 31, 1998




                                 [Graph Omitted]





     The table shows a Comparison of Five-Year Cumulative Total Shareholder Return for IDACORP Common Stock, the S&P 500 Index and the Edison Electric Institute (EEI) 100 Electric Utilities Index. The data assumes that $100 was invested on December 31, 1998, with beginning-of-period weighting of the peer group indices (based on market capitalization) and monthly compounding of returns.

                                                        EEI 100
                             IDACORP    S&P 500    Electric Utilities
                             -------    -------    ------------------
                    1998     $100.00    $100.00         $100.00
                    1999       78.59     121.04           81.40
                    2000      150.86     110.03          120.45
                    2001      131.05      96.95          109.86
                    2002       85.20      75.54           93.68
                    2003      109.79      97.19          115.67

                               RETIREMENT BENEFITS

     The following table sets forth the estimated annual retirement benefits payable under the Idaho Power Retirement Plan (a qualified defined benefit pension plan for all regular employees) and under the Idaho Power Security Plan for Senior Management Employees (a non-qualified defined benefit plan for senior management employees). The plans cover employees of IDACORP and Idaho Power.

                               PENSION PLAN TABLE

REMUNERATION                        YEARS OF SERVICE
--------------      -----------------------------------------------------
                        10       15       20       25       30       35
 $125,000           $ 75,000 $ 81,250 $ 87,500 $ 93,750 $ 93,750 $ 93,750
 $150,000           $ 90,000 $ 97,500 $105,000 $112,500 $112,500 $112,500
 $175,000           $105,000 $113,750 $122,500 $131,250 $131,250 $131,250
 $200,000           $120,000 $130,000 $140,000 $150,000 $150,000 $150,000
 $225,000           $135,000 $146,250 $157,500 $168,750 $168,750 $168,750
 $250,000           $150,000 $162,500 $175,000 $187,500 $187,500 $187,500
 $275,000           $165,000 $178,750 $192,500 $206,250 $206,250 $206,250
 $300,000           $180,000 $195,000 $210,000 $225,000 $225,000 $225,000
 $325,000           $195,000 $211,250 $227,500 $243,750 $243,750 $243,750
 $350,000           $210,000 $227,500 $245,000 $262,500 $262,500 $262,500
 $375,000           $225,000 $243,750 $262,500 $281,250 $281,250 $281,250
 $400,000           $240,000 $260,000 $280,000 $300,000 $300,000 $300,000
 $450,000           $270,000 $292,500 $315,000 $337,500 $337,500 $337,500
 $500,000           $300,000 $325,000 $350,000 $375,000 $375,000 $375,000
 $550,000           $330,000 $357,500 $385,000 $412,500 $412,500 $412,500
 $600,000           $360,000 $390,000 $420,000 $450,000 $450,000 $450,000
 $650,000           $390,000 $422,500 $455,000 $487,500 $487,500 $487,500
 $700,000           $420,000 $455,000 $490,000 $525,000 $525,000 $525,000

     Benefits under the Retirement Plan for Executive management at normal retirement age are calculated on years of credited service using the average of the highest five consecutive years' salary plus bonus (as reported in the Summary Compensation Table) in the last 10 years before retirement. Benefits under the Security Plan for Senior Management Employees are based upon a similar average of the highest five consecutive years of salary plus bonus in the last 10 years before retirement, a normal retirement age of 62 years, years of participation as a senior management employee, and are payable over the participant's lifetime. Generally, total retirement benefits from the Retirement Plan and Security Plan for Senior Management Employees will range from 60 percent to 75 percent of the participant's average salary plus bonus in the highest five consecutive years in the last 10 years of employment. Idaho Power has established a trust which is made up of trust-owned life insurance, stocks and fixed income securities, the value of which is sufficient to cover the liabilities of the Security Plan. Effective August 1, 1996, Idaho Power terminated its Supplemental Employee Retirement Plan (a non-qualified plan that provided benefits that would otherwise have been denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits). Benefits payable from the Retirement Plan and the Security Plan are included in the table above. Benefits shown above are not subject to any deduction for Social Security benefits or other offset amounts.

     As of December 31, 2003, the final five-year average salary plus bonus under the retirement plans as referred to above for the Executive Officers named in the Summary Compensation Table are: Mr. Packwood, $662,654; Mr. Keen, $386,219; Mr. Miller, $270,465; Mr. Stahman, $229,800; Mr. Anderson, $191,846;
and Mr. Kearney, $208,125. Years of credited service under the Retirement Plan and years of participation as a senior management employee are, respectively:
Mr. Packwood, 34, 27; Mr. Keen, 30, 21; Mr. Miller 27, 16; Mr. Stahman 26, 21; Mr. Anderson 7, 8; and Mr. Kearney 4, 4.

                                  ANNUAL REPORT

     The IDACORP 2003 annual report to shareholders, which includes the combined Annual Report on Form 10-K for the year ended December 31, 2003 of IDACORP and Idaho Power, was mailed along with this Joint Proxy Statement on or about April 12, 2004 to all shareholders of record.

     IDACORP and Idaho Power hereby undertake to deliver promptly, upon written or oral request, a separate copy of the annual report to shareholders, or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be addressed to Shareowner Services, 1221 West Idaho Street, Boise, Idaho 83702, telephone 1-800-635-5406.

                   2005 JOINT ANNUAL MEETING OF SHAREHOLDERS

     Nominations for Director may be made only by the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Secretary of IDACORP or Idaho Power, as the case may be, not later than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting. The notice must contain certain information specified in the Bylaws, a copy of which may be obtained by writing to the Corporate Secretary.

     Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for prior year's annual meeting of shareholders or the date specified by an advance notice provision in the company's bylaws. The Bylaws of IDACORP and Idaho Power contain such an advance notice provision. Under the Bylaws, no business may be brought before an annual meeting of the shareholders except as specified in the notice of the meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to the Secretary of IDACORP or Idaho Power, as the case may be, not later than 120 days prior to the first anniversary of the date on which the company first mailed its proxy materials for the preceding year's annual meeting. The notice must contain certain information specified in the Bylaws, a copy of which may be obtained by writing to the Corporate Secretary.

     For the 2005 Joint Annual Meeting of Shareholders, expected to be held on May 19, 2005, IDACORP and Idaho Power shareholders must submit such nominations or proposals to the Secretary of IDACORP or Idaho Power, as the case may be, no later than December 13, 2004.

     The requirements referred to above are separate and apart from the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the proxy statement under Rule 14a-8. For the 2005 Joint Annual Meeting of Shareholders expected to be held on May 19, 2005, any shareholder who wishes to submit a proposal for inclusion in the joint proxy materials pursuant to Rule 14a-8 must submit such proposal to the Secretary of IDACORP or Idaho Power, as the case may be, on or before December 13, 2004.

     It is requested that each shareholder who cannot attend the meeting vote his or her proxy or proxies without delay.

                                                                    EXHIBIT "A"

                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                   OF THE BOARD OF DIRECTORS OF IDACORP, INC.
                           ADOPTED AS OF JULY 17, 2003
                       AND AMENDED AS OF NOVEMBER 20, 2003

                           I. PURPOSE OF THE COMMITTEE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of IDACORP, Inc. (the "Company") shall be to assist the Board in the oversight of the integrity of the Company's financial statements; compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent auditors; and the performance of the internal audit function. The Committee shall also prepare the Audit Committee report as required by the Securities and Exchange Commission ("SEC") to be included in the Company's proxy statement for the annual meeting of shareholders. The Committee shall report regularly to the Board.

                        II. COMPOSITION OF THE COMMITTEE

     The Committee shall be comprised of no fewer than three Directors. The Directors on the Committee shall meet the independence and other requirements of the New York Stock Exchange ("NYSE"), the Sarbanes-Oxley Act of 2002 ("SOX Act") and the rules promulgated by the SEC pursuant to the SOX Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each Director meeting these requirements shall be referred to as an "Independent Director." Each member of the Committee must be "financially literate," as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "accounting or related financial management expertise," as the Board interprets such qualification in its business judgment. One member of the Committee shall be an "audit committee financial expert" as that term is defined in the rules and regulations promulgated by the SEC pursuant to the SOX Act. No Director may serve as a member of the Committee if such Director serves on the audit committees of more than two other public companies, unless the Board expressly determines that such service would not impair said Director's ability to serve effectively on the Committee and such determination is disclosed in the Company's annual proxy statement.

     The members of the Committee shall be appointed annually to one year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of shareholders. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy or by unanimous written consent of the Board. No member of the Committee shall be removed from the Committee except by majority vote of the Independent Directors then in office or by unanimous written consent of the Board.

                 III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter. The Committee shall meet as provided by its rules, which shall be at least five times annually or more frequently as circumstances require. The Board shall designate one member of the Committee as its Chairperson on an annual basis. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members.

     The Committee may request that any Director, officer or employee of the Company, or other person whose advice and counsel is sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

     The Committee may delegate certain of its functions to one or more members of the Committee if permitted by law. Such member(s) shall report on all actions taken no later than at the next meeting of the Committee. The Committee's functions are the sole responsibility of the Committee and may not be allocated to a different committee.

                           IV. DUTIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities:

                             A. Financial Reporting

     1. The Committee shall review and discuss with management, the Company's independent auditors and the director of internal audit the following:

          (a) the Company's earnings press releases (with particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies. This discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

          (b) the Company's annual audited financial statements and quarterly financial statements, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any major issues related thereto, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

          (c) the critical accounting policies and such other accounting policies of the Company as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Company's financial statements.

          (d) the development, selection and disclosure of critical accounting estimates included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations."

          (e) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles.

          (f) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

          (g) all alternative treatments of financial information within GAAP that have been discussed by the independent auditors and management, ramifications of the use of such alternatives and the treatment preferred by the independent auditors.

          (h) all material written communications between the independent auditors and management including but not limited to any management letter, schedule of unadjusted differences or management representation letter.

          (i) the effect of regulatory, tax, accounting and financial reporting initiatives or developments, as well as off-balance sheet structures, on the financial statements of the Company, including those proposed and/or adopted by the Financial Accounting Standards Board, the Public Company Accounting Oversight Board, the American Institute of Certified Public Accountants or the Internal Revenue Service that may have a bearing on the Company.

          (j) the Chief Executive Officer and Chief Financial Officer periodic report certifications and disclosure required under the SOX Act and the rules promulgated by the SEC pursuant thereto.

     2. The Committee shall meet periodically with the Disclosure Committee to discuss any matters of concern arising from the Disclosure Committee's quarterly process to assist the Chief Executive Officer and Chief Financial Officer in their SOX Act Section 302 and 906 certifications.

     3.   The Committee shall prepare the Audit Committee Report, as required by
          Item 306 of Regulation S-K for inclusion in the Company's annual proxy statement.

     4. The Committee shall review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements.

                             B. Independent Auditors

     1. The Committee shall be directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of the work of any independent auditors engaged by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each independent auditor shall report directly to the Committee.

     2. The Committee shall review and have sole authority to approve the independent auditors' engagement plan, including the audit plan, scope, procedures and the engagement letter, including the proposed fees and terms contained therein, and monitor such plan's progress and results during the year.

     3. The Committee shall review and have sole authority to pre-approve all audit and, as provided in the SOX Act, all permitted non-audit engagements between the Company and the independent auditors and monitor such engagements' progress and results during the year.

          (a) The Committee may establish pre-approval policies and procedures for the engagement of the independent auditors.

          (b) The Committee may delegate to one or more designated members the authority to grant the pre-approvals required by this subsection. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Committee at the next meeting of the Committee to occur after the grant of such approval.

          (c) The Committee shall request from the independent auditors written assurance that each non-audit service they are to provide to the Company is not a prohibited activity as described in Section 10A(g) of the Exchange Act or Rule 2-01(c)(4) of Regulation S-X.

     4. The Committee shall obtain and review at least annually a report from the independent auditors describing:

          (a)  the independent auditors' internal quality-control procedures.

          (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

          (c) all relationships between the independent auditors and the Company, including a description of each category of services provided by the independent auditors to the Company and a list of the fees billed for each such category.

     5. The Committee shall evaluate annually the independent auditors' qualifications, performance and independence. In this evaluation, the Committee shall take into account the opinions of management and the internal auditors. The Committee shall review and evaluate the lead partner of the independent auditors. The Committee shall present its conclusions to the Board.

     6. The Committee shall oversee the independence of the independent auditors by, among other things:

          (a) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence.

          (b) monitoring the rotation of audit partners to ensure that the independent auditors are considered independent under applicable rules and regulations.

          (c) setting clear hiring policies for employees or former employees of the independent auditors to ensure that the independent auditors are considered independent under applicable rules and regulations.

          (d) considering whether there should be a regular rotation of the independent auditors.

          (e) monitoring whether any improper influence is being asserted on the independent auditors engaged in the performance of the audit by officers or Directors of the Company, or any person acting under their direction.

     7. The Committee shall instruct the independent auditors that they are ultimately accountable to the Committee and the Board.

     8. The Committee shall review and discuss on a regular basis with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties the independent auditors encountered in the course of any audit work, and management's response with respect thereto, any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

          (a) any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise).

          (b) any communications between the audit team and the independent auditors' national office regarding auditing or accounting issues presented by the engagement.

          (c) any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditors.

     9. The Committee shall obtain from the independent auditors their annual report and any other information pursuant to Section 10A of the Exchange Act.

     10. The Committee shall review with the full Board any issues that arise with respect to the performance and independence of the independent auditors.

                              C. Internal Controls

     1. The Committee shall review with the independent auditors, corporate compliance, internal audit and risk management, the adequacy and effectiveness of the Company's internal controls pertaining to (i) the effectiveness and efficiency of operations, (ii) reliability of financial reporting and (iii) compliance with applicable law and regulations. The Committee's review of the Company's internal controls shall include, beginning with the Company's fiscal year ending December 31, 2004, a review of management's annual report on the Company's internal control over financial reporting, as well as the independent auditors' attestation report on management's assessment of the Company's internal control over financial reporting included in management's report, prior to the inclusion of such reports in the Company's annual report.

     2. The Committee shall review with management the Company's internal controls, including major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct.

     3. The Committee shall review periodically with the Chief Executive Officer, Chief Financial Officer, the independent auditors and the internal auditor, the following:

          (a) all significant deficiencies and material weaknesses in the design or operation of the Company's internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information.

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

          (c) any change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                       D. Legal and Regulatory Compliance

     The Committee shall:

          (a) review with the full Board any issues that arise with respect to the Company's compliance with legal or regulatory requirements.

          (b) review with the Company's General Counsel material litigation and other legal matters as appropriate.

                               E. Risk Management

     The Committee shall:

          (a) review and discuss with management guidelines and policies to govern the process by which management assesses and manages the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such risk.

          (b) review and concur in the appointment or removal of the Chief Risk Officer.

                                F. Internal Audit

     1. The Committee shall:

          (a) annually review the Company's Internal Audit Department function including its organization and qualifications, the proposed audit plan for the coming year, the Internal Audit Department's coordination efforts with the independent auditors, significant findings during the year, any difficulties experienced including access restrictions, changes in the audit plan and the independence of internal audit.

          (b) review and concur in the appointment or removal of the director of internal audit.

     2. The Committee shall review with the full Board any issues that arise with respect to the performance of the internal audit function.

     3. The Committee shall discuss with the independent auditor the responsibilities, budget and staffing of the Company's internal audit function.

                      G. Other Duties and Responsibilities

     The Committee shall:

          (a) provide for an open avenue of communications between and among the Board, the Committee, the internal auditors and the independent auditors, including periodic meetings with the director of internal audit, the independent auditors, the Chief Financial Officer and other members of management in separate executive sessions to discuss any matters that the Committee, these groups or individuals believe should be discussed privately with the Committee.

          (b) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          (c) perform such other functions as assigned to the Committee by law, the Company's Charter or By-laws, or the Board.

          (d) periodically review with the Chief Executive Officer, the Chief Financial Officer, the Disclosure Committee, and the internal auditor, the adequacy and effectiveness of the Company's disclosure controls and procedures.

                                   H. Funding

     Appropriate funding, as determined by the Committee, shall be provided by the Company for payment of compensation to the independent auditors employed by the Company for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                         V. EVALUATION OF THE COMMITTEE

     The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance including but not limited to the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

     The Committee shall report to the Board the results of its evaluation, including any recommended amendment to this Charter and any recommended change to the Company's or the Board's policies or procedures.

                VI. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may engage and obtain the advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties. The Committee may retain and compensate these advisors without seeking Board approval. Appropriate funding, as determined by the Committee, shall be provided by the Company for payment of compensation to any outside legal, accounting or other advisors employed by the Committee.

                                  VII. GENERAL

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and that it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and
(iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Company.

                     [This page intentionally left blank.]

                                                                    EXHIBIT "B"

                       IDACORP, Inc. / Idaho Power Company
                                 Audit Committee
            Policy For Pre-Approval of Independent Auditor Services
                            Adopted February 4, 2004

BACKGROUND:
-----------

     The Sarbanes-Oxley Act of 2002, Section 10A(i) of the Securities Exchange Act of 1934, as amended, Regulation S-X Section 2-01(c) (7) and the Company's Audit Committee Charter require the Audit Committee to pre-approve all audit and permitted non-audit services provided to the Company by the independent auditor.

     In order to comply with these requirements, and to ensure both the appearance and certainty of independence on behalf of the independent auditors, the Audit Committee hereby establishes the following policies:

POLICY:
-------

I. STATEMENT OF PRINCIPLES

     In addition to the audits of the Company's consolidated financial statements, the independent auditor may be engaged to provide Audit-Related Services, Tax Services and All Other Services. The Audit Committee is required to pre-approve all services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

     Any request to engage the independent auditor to provide a service which has not received general pre-approval shall be submitted as a written proposal to the Chief Financial Officer (CFO) with a copy to the General Counsel. Such request shall include a detailed description of the service to be provided, the proposed fee and the business reasons for engaging the independent auditor to provide the service. Upon approval by the CFO, the General Counsel and the independent auditor that the proposed engagement complies with the terms of this Policy and the applicable rules and regulations, the request shall be presented to the Committee or the Committee Chairman, as the case may be, for pre-approval.

     In determining whether to pre-approve the engagement of the independent auditor, the Committee or the Committee Chairman, as the case may be, shall consider, among other things, this Policy, applicable rules and regulations and whether the nature of the engagement and the related fees are consistent with the following principles, as stated in the SEC's adopting release for the rules on auditor independence:

     o the independent auditor cannot function in the role of management of the Company;

     o    the independent auditor cannot audit its own work;

     o the independent auditor cannot serve in an advocacy role on behalf of the Company.

     The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other Services that have the general pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

II. DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The Audit Committee hereby delegates to the Chairman of the Committee pre-approval authority for proposed audit and audit-related services. The Chairman shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. DEFINITIONS

     Audit Services: those services which only the independent auditor can reasonably provide, including tax services and accounting consultation necessary to perform an audit of the consolidated financial statements of the Company; services in connection with statutory and regulatory filings or engagements; statutory audits or financial audits for subsidiaries or affiliates; attest services, including attestation of management's report on internal controls; services associated with registration statements, periodic reports and other documents filed with or furnished to the Securities and Exchange Commission, including comfort letters, consents and assistance in responding to SEC comment letters; and consultations by the Company as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (other than services which are Audit-Related Services and have been separately pre-approved).

     Audit-Related Services: assurances and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor including employee benefit plan audits; due diligence related to mergers, acquisitions or dispositions; accounting consultations and audits in connection with acquisitions or dispositions; internal control reviews and assistance with internal control reporting requirements; attest services related to financial reporting that are not required by statute or regulation; consultations concerning financial accounting and reporting standards and consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (other than services that are Audit Services and have been separately pre-approved); statutory, subsidiary or equity investee audits incremental to the audit of the consolidated financial statements; general assistance with the implementation of the requirements of Sarbanes-Oxley, SEC rules and NYSE listing standards; and agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters.

     Tax Services: tax compliance (preparation of original and amended tax returns, claims for refund and tax payment planning services); other tax advice (assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities); tax planning.

     All Other Services: any other work that is not an Audit Service, Audit-Related Service or a Tax Service.

IV. AUDIT SERVICES

     The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

     In addition to the annual Audit Services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit Services. The Audit Committee has pre-approved the Audit Services listed in Appendix A. All Audit Services not listed in Appendix A must be separately pre-approved by the Audit Committee.

V. AUDIT-RELATED SERVICES

      The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor and has pre- approved the Audit-Related Services listed in Appendix B. All Audit-Related Services not listed in Appendix B must be separately pre-approved by the Audit Committee.

VI. TAX SERVICES

      The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company without impairing the auditor's independence. The Audit Committee has pre-approved the Tax Services listed in Appendix C. All Tax Services not listed in Appendix C must be separately pre-approved by the Audit Committee.

VII. ALL OTHER SERVICES

      The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services and would not impair the independence of the auditor. The Audit Committee has pre-approved the All Other Services listed in Appendix D. Permissible All Other Services not listed in Appendix D must be separately pre-approved by the Audit Committee.

      A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit I. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VIII. FEE LEVEL REVIEW

      A fee level review for all services to be provided by the independent auditor will be periodically performed by the Audit Committee.

IX. SUPPORTING DOCUMENTATION

      With respect to each proposed service, the independent auditor will provide detailed back-up documentation regarding the specific services to be provided. This documentation will be provided to the Audit Committee,

X. PROCEDURES

      Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by the independent auditor, the Chief Financial Officer and the General Counsel, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

    EXHIBIT I

                          Prohibited Non-Audit Services
                         -----------------------------

     o Bookkeeping or other services related to the accounting records or financial statements of the Company

     o    Financial information systems design and implementation

     o    Appraisal    or    valuation    services,    fairness    opinions   or
          contribution-in-kind reports

     o    Actuarial services

     o    Internal audit outsourcing services

     o    Management functions

     o    Human resources

     o    Broker-dealer, investment adviser or investment banking services

     o    Legal services


     o    Expert services unrelated to the audit

[LOGO] IDACORP                  Annual Meeting of Shareholders
                                Thursday, May 20, 2004
                                10:00 a.m. Local Time
                                Idaho Power Corporate Headquarters
                                1221 West Idaho Street
                                Boise, Idaho 83707

--------------------------------------------------------------------------------

                     THERE ARE THREE WAYS TO VOTE YOUR PROXY

           TELEPHONE VOTING                       INTERNET VOTING                  VOTING BY MAIL
This method of voting is available      Visit the Internet voting website    Simply mark, sign and date
for residents of the U.S. and Canada.   at http://proxy.georgeson.com.       your proxy card and return
On a touch tone telephone, call TOLL    Have your proxy card ready and       it in the postage-paid
FREE 1-800-858-0073, 24 hours a day,    follow the instructions on your      envelope. If you are
7 days a week. Have your proxy card     screen. You will incur only your     voting by telephone or the
ready, then follow the prerecorded      usual Internet charges. Available    Internet, please do not
instructions. Your vote will be         until 5:00 pm Eastern Time on May    mail your proxy card.
confirmed and cast as you directed.     19, 2004.
Available until 5:00 pm Eastern Time
on May 19, 2004.



                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

/X/ Please mark votes
    as in this example.

--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2
--------------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS: Nominees:       FOR all nominees        WITHHOLD
      01 Rotchford L Barker                 listed (except as      authority to
      02 Jon H. Miller                        indicated to           vote for
      03 Robert A. Tinstman                   the contrary)        all nominees
                                                   |_|                  |_|

      INSTRUCTIONS: To withhold authority
      to vote for any individual nominee(s),
      write the name(s) of such nominee(s)
      in the space provided below.

      -------------------------------------

2.    To ratify the selection of             FOR    AGAINST   ABSTAIN
      Deloitte & Touche LLP as               |_|      |_|       |_|
      independent auditor for the
      fiscal year ending December 31,
      2004


--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3
--------------------------------------------------------------------------------

3.   To act upon a shareholder proposal      FOR    AGAINST   ABSTAIN
     requesting IDACORP to publish           |_|      |_|       |_|
     annually in the Proxy Statement
     an explanation of Board procedures
     governing donations to and a list
     of Board approved private
     foundations.

                                                  DATE:
                                                       --------------------

                                                  ----------------------------
                                                  ----------------------------
                                                  Signature(s) in Box

                                                  ----------------------------
                                                  ----------------------------
                                                  Signature of Joint Owner

[LOGO] IDACORP

                                                          April 12, 2004

Dear Shareholders of IDACORP:

It is our pleasure to invite you to attend the upcoming 2004 joint Annual Meeting of Shareholders of IDACORP, Inc. and Idaho Power Company to be held on May 20, 2004, at 10:00 A.M., local time, at the Idaho Power Corporate Headquarters, 1221 West Idaho Street, Boise, Idaho. Your Board of Directors and management look forward to personally greeting those shareholders able to attend.

Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the Notice of Meeting and the Joint Proxy Statement on the following pages. This year IDACORP, Inc. is asking you to elect three Directors, to ratify the selection of an independent auditor for the fiscal year ending December 31, 2004, and to act upon a shareholder proposal.


YOUR VOTE IS IMPORTANT. YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR COMPLETED PROXY IN THE ENCLOSED ENVELOPE. You may revoke your proxy prior to or at the meeting and may vote in person if you wish.

/s/ Jon H. Miller                  /s/ Jan B. Packwood
----------------------             ----------------------
Jon H. Miller                      Jan B. Packwood
Chairman of the Board              IDACORP President and Chief Executive Officer
                                   Idaho Power Chief Executive Officer




                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

PROXY                                   IDACORP, Inc.
               PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 20,2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              Properly executed proxies will be voted as marked and, if not marked, proxies received will be voted "For" proposal (1), to elect three Directors, "For" proposal (2), to ratify the selection of an independent auditor for the fiscal year ending December 31, 2004, and "Against" proposal (3), to act upon a shareholder proposal requesting IDACORP to publish annually in the Proxy Statement an explanation of Board procedures governing donations to and a list of Board approved private foundations.

              The undersigned hereby appoints Jan B. Packwood and Robert W. Stahman, and each of them, proxies with full power of substitution to vote for the undersigned at the Joint Annual Meeting of Shareholders of IDACORP, Inc. and Idaho Power Company and at any adjournment thereof, on the matters set forth in the Proxy Statement and such other matters as may properly come before the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies' discretion on any other matters that may properly come before the meeting.

              Please date, sign and promptly mail in the self-addressed return envelope, which requires no postage if mailed in the United States. Please so indicate following your signature if you are signing in a representative capacity. If shares are held jointly, both owners should sign.

                                                        ----------------------
                                                          SEE REVERSE SIDE
                                                        ----------------------

[LOGO] IDAHO POWER             Annual Meeting of Shareholders
       An IDACORP Company      Thursday, May 20, 2004
                               10:00 a.m. Local Time
                               Idaho Power Corporate Headquarters
                               1221 West Idaho Street
                               Boise, Idaho 83707

--------------------------------------------------------------------------------

                     THERE ARE THREE WAYS TO VOTE YOUR PROXY

           TELEPHONE VOTING                       INTERNET VOTING                  VOTING BY MAIL

This method of voting is available      Visit the Internet voting website    Simply mark, sign and date
for residents of the U.S. and Canada.   at http://proxy.georgeson.com.       your proxy card and return
On a touch tone telephone, call TOLL    Have your proxy card ready and       it in the postage-paid
FREE 1-800-928-0380, 24 hours a day,    follow the instructions on your      envelope. If you are
7 days a week. Have your proxy card     screen. You will incur only your     voting by telephone or the
ready, then follow the prerecorded      usual Internet charges. Available    Internet, please do not
instructions. Your vote will be         until 5:00 pm Eastern Time on May    mail your proxy card.
confirmed and cast as you directed.     19, 2004.
Available until 5:00 pm Eastern Time
on May 19, 2004.


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
/X/ Please mark votes
    as in this example.

--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2
--------------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS: Nominees:       FOR all nominees        WITHHOLD
      01 Rotchford L Barker                 listed (except as      authority to
      02 Jon H. Miller                        indicated to           vote for
      03 Robert A. Tinstman                   the contrary)        all nominees
                                                   |_|                  |_|

      INSTRUCTIONS: To withhold authority
      to vote for any individual nominee(s),
      write the name(s) of such nominee(s)
      in the space provided below.

      -------------------------------------

2.    To ratify the selection of             FOR    AGAINST   ABSTAIN
      Deloitte & Touche LLP as               |_|      |_|       |_|
      independent auditor for the
      fiscal year ending December 31,
      2004




                                                  DATE:
                                                       --------------------

                                                  ----------------------------
                                                  ----------------------------
                                                  Signature(s) in Box

                                                  ----------------------------
                                                  ----------------------------
                                                  Signature of Joint Owner

[LOGO] IDAHO
       POWER
       An IDACORP Company

                                                          April 12, 2004

Dear Shareholders of Idaho Power Company:

It is our pleasure to invite you to attend the upcoming 2004 joint Annual Meeting of Shareholders of Idaho Power Company and IDACORP, Inc. to be held on May 20, 2004, at 10:00 A.M., local time, at the Idaho Power Corporate Headquarters, 1221 West Idaho Street, Boise, Idaho. Your Board of Directors and management look forward to personally greeting those shareholders able to attend.

Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the Notice of Meeting and the Joint Proxy Statement on the following pages. This year Idaho Power Company is asking you to elect three Directors and to ratify the selection of an independent auditor for the fiscal year ending December 31, 2004.


YOUR VOTE IS IMPORTANT. YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR COMPLETED PROXY IN THE ENCLOSED ENVELOPE. You may revoke your proxy prior to or at the meeting and may vote in person if you wish.

/s/ Jon H. Miller                  /s/ Jan B. Packwood
--------------------------         -------------------------
Jon H. Miller                      Jan B. Packwood
Chairman of the Board              IDACORP President and Chief Executive Officer
                                   Idaho Power Chief Executive Officer





                         TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

PROXY                                 IDAHO POWER COMPANY
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 20,2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              Properly executed proxies will be voted as marked and, if not marked, proxies received will be voted "For" proposal (1), to elect three Directors and "For" proposal (2), to ratify the selection of an independent auditor for the fiscal year ending December 31, 2004.

              The undersigned hereby appoints Jan B. Packwood and Robert W. Stahman, and each of them, proxies with full power of substitution to vote for the undersigned at the Joint Annual Meeting of Shareholders of Idaho Power Company and IDACORP, Inc. and at any adjournment thereof, on the matters set forth in the Proxy Statement and such other matters as may properly come before the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies' discretion on any other matters that may properly come before the meeting.

              Please date, sign and promptly mail in the self-addressed return envelope, which requires no postage if mailed in the United States. Please so indicate following your signature if you are signing in a representative capacity. If shares are held jointly, both owners should sign.

                                                      ----------------------
                                                        SEE REVERSE SIDE
                                                      ----------------------